UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2006
Asyst Technologies, Inc.
(Exact Name of Registrant, as Specified in Charter)

California	000-22430	94-2942251
(State or Other	(Commission File	(IRS Employer
Jurisdiction	Number)	Identification Number)
of Incorporation)

46897 Bayside Parkway,
Fremont,
California		94538
(Address of Principal		(Zip Code)
Executive Offices)
Registrant’s telephone number, including area code: (510) 661-5000
Not Applicable
(Former Name or Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Amendment No.1
This Form 8-K/A is filed as an amendment (Amendment No.1) to the Current Report on Form 8-K filed by Asyst Technologies, Inc. on July 20, 2006 (the Initial 8-K). Amendment No. 1 is being filed to include under Item 9.01 the pro forma financial information related to the acquisition of 44.1 % of the outstanding capital stock of Asyst Shinko Inc. (“ASI”) reported in the initial 8-K.
Section 2 – Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets
As previously reported, on June 22, 2006, Asyst Technologies, Inc. (“ATI”) and ATI’s majority-owned subsidiary Asyst Japan, Inc. (“AJI”) entered into a Share Purchase Agreement to acquire from Shinko Electric Co., Ltd. (“Shinko”) the remaining shares of ASI not already owned by AJI.
On July 14, 2006, AJI purchased from Shinko shares of ASI representing an additional 44.1% of outstanding capital stock of ASI for a cash purchase price of JPY 11.7 billion (approximately US$102 million at the July 14 exchange rate). This purchase increased ATI’s consolidated ownership of ASI to 95.1%.
At any time as of or after the first anniversary of the closing, and subject to the other provisions of the agreement, either Shinko or AJI may give notice to the other, calling for AJI to purchase from Shinko shares representing the remaining 4.9% of outstanding capital stock of ASI for a fixed payment of JPY 1.3 billion (approximately US$11.1 million at the September 30, 2006 exchange rate).
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of business acquired

Not applicable.

(b)	Pro forma financial information

The pro forma condensed consolidated balance sheet as of March 31, 2006 and pro forma condensed consolidated statement of operations for the fiscal year ended March 31, 2006 for ATI are filed as Exhibit 99.1 to this Amendment No.1 and incorporated herein by this reference.

(c)	Exhibits:
2.1	Share Purchase Agreement dated as of June 22, 2006, between Shinko Electric Co., Ltd., Asyst Technologies, Inc. and Asyst Japan Inc., incorporated by reference from Exhibit 2.1 to Form 8-K filed by Asyst on July 20, 2006. The schedules to the Share Purchase Agreement are omitted but will be furnished to the Securities and Exchange Commission supplementally upon request. Portions of this exhibit have been redacted pursuant to a confidential treatment request and have been filed separately with the Securities and Exchange Commission.

99.1	Unaudited pro forma consolidated financial information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: November 27, 2006	By:	/s/ Steve Debenham
Steve Debenham
Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Share Purchase Agreement dated as of June 22, 2006, between Shinko Electric Co., Ltd., Asyst Technologies, Inc. and Asyst Japan Inc., incorporated by reference from Exhibit 2.1 to Form 8-K filed by Asyst on July 20, 2006. The schedules to the Share Purchase Agreement are omitted but will be furnished to the Securities and Exchange Commission supplementally upon request. Portions of this exhibit have been redacted pursuant to a confidential treatment request and have been filed separately with the Securities and Exchange Commission.

99.1	Unaudited pro forma consolidated financial information